UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2017
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information included in this Current Report contains forward-looking statements about Merit Medical Systems, Inc., a Utah corporation (“Merit”), that involve substantial risks and uncertainties. Merit intends such statements, and all subsequent forward-looking statements attributable to Merit, to be expressly qualified in their entirety by these cautionary statements and covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. All statements included in this Current Report, other than statements of historical fact, are forward-looking statements for purposes of these provisions. These statements involve known and unknown risks, uncertainties and other factors that may cause Merit’s actual results, levels of activity, performance or achievement to be materially different from those expressed or implied by the forward-looking statements, including those described in Merit’s Annual Report on Form 10-K for the year ended December 31, 2016, Merit’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2017 and subsequent filings with the SEC. In some cases, forward-looking statements can be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “will,” “would,” “seek,” “should,” “could,” “can,” “predict,” “potential,” “continue,” “objective” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology. However, not all forward-looking statements contain such identifying words.

All forward-looking statements included in this Current Report speak only as of the date made, are based on information available to Merit as of such date, and are subject to change. Merit assumes no obligation to update or revise any forward-looking statement. If Merit does update or correct one or more forward-looking statements, readers should not conclude that it will make additional updates or corrections. Merit’s actual results will likely differ, and may differ materially, from anticipated results. Readers should not unduly rely on any such forward-looking statements.

Item 1.01 Entry into Material Definitive Agreement.

Merit entered into a Second Amended and Restated Credit Agreement on July 6, 2016 (as amended on September 28, 2016 and March 20, 2017, the “Credit Agreement”) with certain lenders identified therein (collectively with other lenders from time to time party thereto, the “Lenders”), Wells Fargo Bank, National Association (the “Agent”), as administrative agent, swingline lender and Lender, and Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner. For additional information, see Merit’s Current Reports on Form 8-K filed with the SEC on July 6, 2016 and March 20, 2017, the exhibits to Merit’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016 filed with the SEC on August 8, 2016, and the exhibits to Merit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on March 1, 2017.

On December 13, 2017, Merit entered into a Third Amendment to Second Amended and Restated Credit Agreement and Incremental Increase Agreement with the Agent and the Lenders and subsidiary guarantors identified therein (the “Third Amendment”). The Third Amendment amends the Credit Agreement by, among other things:

(1)
increasing the aggregate revolving loan credit commitment of the Lenders under the Credit Agreement by $100,000,000, for an aggregate revolving commitment of $375,000,000, of which $25,000,000 is reserved for making swingline loans from time to time;

(2)	granting Merit greater flexibility for certain strategic acquisitions, including increased flexibility to obtain financing under the Credit Agreement for such transactions; and

(3)	adding Vascular Access Technologies, Inc., a wholly-owned subsidiary of Merit, as a subsidiary guarantor.

Except as noted above, the terms of the Credit Agreement (including, without limitation, the maturity date, interest rates, payment terms, covenants, and events of default) remain unchanged from those previously disclosed.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

As noted in its Current Report on Form 8-K dated November 16, 2017, Merit intends to use borrowings available under the Credit Agreement to finance the acquisition of various assets from Becton, Dickinson and Company, subject to satisfaction of applicable closing conditions related to such acquisition.

The information set forth below under Item 5.02 related to amendments to employment agreements with certain of Merit’s executive officers is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 related to the increase in the revolving loan credit commitment is hereby incorporated by reference into this Item 2.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2017, Merit entered into amendments to the Employment Agreements (collectively, the “Employment Agreement Amendments”) with certain of its executive officers, namely: Fred P. Lampropoulos, Chairman, President and Chief Executive Officer; Ronald A. Frost, Chief Operating Officer; Bernard J. Birkett, Chief Financial Officer; Justin Lampropoulos, Executive Vice President, Sales, Marketing and Strategy; Joseph C. Wright, President, International; and Brian G. Lloyd, Chief Legal Officer and Corporate Secretary (each, an “Executive”).  The Employment Agreement Amendments were recommended by the Compensation Committee of Merit’s Board of Directors (the “Board”) and ratified and approved by the Board. The Compensation Committee made its determination based on a review of best practices and in consultation with the Board’s Nominating and Corporate Governance Committee.

The Employment Agreement Amendments removed a provision in each Employment Agreement that provided for a tax “gross-up” related to excise taxes that may be imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), as the result of a participant receiving a payment that would constitute a “parachute payment” within the meaning of Code Section 280G upon or in connection with a change of control of Merit. The Employment Agreement Amendments also now further restrict the circumstances under which an Executive may terminate his or her employment for “good cause” following a change in control and thereby qualify for applicable change-in-control benefits.

Following the execution of the Employment Agreement Amendments, Merit has no employment agreements with the Executives that either include a “parachute payment” tax gross-up provision or allow the Executives to qualify for change-in-control benefits solely upon a change in control.

The foregoing description of the Employment Agreement Amendments is qualified in its entirety by reference to the full text of the Employment Agreement Amendments, forms of which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1
Third Amendment to Second Amended and Restated Credit Agreement and Incremental Increase Agreement, dated December 13, 2017, entered into by and among Merit Medical Systems, Inc., Wells Fargo Bank National Association and the lenders and subsidiary guarantors named therein

10.2	First Amendment to Employment Agreement made and entered into by and between Merit Medical Systems, Inc. and Fred P. Lampropoulos as of the 11th day of December, 2017.

10.3	Form of First Amendment to Employment Agreement for each of Ronald A. Frost, Bernard J. Birkett, Justin J. Lampropoulos, Joseph C. Wright, and Brian G. Lloyd

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: December 15, 2017	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1
Third Amendment to Second Amended and Restated Credit Agreement and Incremental Increase Agreement, dated December 13, 2017, entered into by and among Merit Medical Systems, Inc., Wells Fargo Bank National Association and the lenders and subsidiary guarantors named therein

10.2	First Amendment to Employment Agreement made and entered into by and between Merit Medical Systems, Inc. and Fred P. Lampropoulos as of the 11th day of December, 2017.

10.3	Form of First Amendment to Employment Agreement for each of Ronald A. Frost, Bernard J. Birkett, Justin J. Lampropoulos, Joseph C. Wright, and Brian G. Lloyd

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